                                                                    EXHIBIT 99.2





                            CNA FINANCIAL CORPORATION

                       SUPPLEMENTAL FINANCIAL INFORMATION

                                 JUNE 30, 2003

                           CNA FINANCIAL CORPORATION
                               TABLE OF CONTENTS
                                 JUNE 30, 2003

                                                                                            PAGE
                                                                                            ----
Supplemental Financial Information                                                          i-ii
Statements of Operations                                                                      1
Components of Net Income and Per Share Data                                                   2
Selected Balance Sheet Data and Condensed Consolidated Statement of Cash Flows Data           3
Property & Casualty Insurance Claim & Claim Adjustment Expense Reserve Data                   4
Property & Casualty Insurance Claim & Claim Adjustment Expense Reserve Rollforward            5
Investments by Asset Class                                                                    6
Operating Results and Other Financial Data by Segment:
         Property & Casualty Segments                                                       7-10
                 Catastrophe Losses                                                          11
         Group & Life Segments and Corporate & Other                                        12-13
Analysis of Pretax Net Investment Income                                                    14-15
Statutory Data - Preliminary                                                                 16
Property & Casualty Segments Loss and LAE Ratio Analysis                                     17
Impact of Prior Year Development                                                            18-25
Summary of Development by Segment and Line of Business                                       26
Gross Loss and ALAE Ratios by Segment and Line of Business                                   27
Net Loss and ALAE Ratios by Segment and Line of Business                                     28

                            CNA FINANCIAL CORPORATION
                       SUPPLEMENTAL FINANCIAL INFORMATION




DEFINITIONS AND PRESENTATION

o    P&C OPERATIONS includes Standard Lines and Specialty Lines.
o    P&C SEGMENTS includes Standard Lines, Specialty Lines and CNA Re.
o CORPORATE & OTHER is comprised primarily of losses and expenses related to the centralized adjusting and settlement of asbestos, environmental pollution and mass tort claims, certain run-off insurance and non-insurance operations. The Corporate & Other segment results also include interest expense on corporate borrowings.
o P&C COMPANIES includes Standard Lines, Specialty Lines, CNA Re and P&C business written in Group Operations, Life Operations and Corporate & Other.
o The results from discontinued operations relate to CNA Vida, CNA's Chilean-based life insurer, which was sold in the first quarter of 2002. CNA Vida's results of operations, including the loss on sale, are reported as discontinued operations in all periods presented as required by SFAS 144.
o Underwriting results are net earned premiums less net incurred claims, the costs incurred to settle claims, acquisition expenses and underwriting expenses.
o The Loss & LAE ratio represents claim and claim adjustment expenses as a percentage of net earned premiums.
o The expense ratio is the percentage of underwriting expenses, acquisition expenses and dividends, including the amortization of deferred acquisition costs, to net earned premiums.
o The dividend ratio is the ratio of dividends incurred to net earned premiums.
o Limited partnerships (LP's) are a relatively small portion of CNA's overall investment portfolio. The majority of the LP's invest in a substantial number of securities that are readily marketable. CNA is a passive investor in such partnerships and does not have influence over the partnerships' management, who are committed to operate them according to established guidelines and strategies. These strategies may include the use of leverage and hedging techniques that potentially introduce more volatility and risk to the partnerships.
o    All amounts are in millions, except for per share and ratio information.
o    Certain immaterial differences are due to rounding.

ACCOUNTING PRONOUNCEMENTS

o During the third quarter of 2002, the Company completed its initial goodwill impairment testing under SFAS 142, Goodwill and Other Intangible Assets, and recorded a $57 million after-tax impairment charge. The impairment was recorded as a cumulative effect of a change in accounting principle as of January 1, 2002, primarily in Specialty Lines, Life Operations and Corporate & Other.

                            CNA FINANCIAL CORPORATION
                       SUPPLEMENTAL FINANCIAL INFORMATION

NON-GAAP FINANCIAL MEASURES

This financial supplement presents certain GAAP and non-GAAP financial measures to provide information used by management to monitor the Company's operating performance. Management utilizes various financial measures to monitor the Company's insurance operations and investment portfolio. Underwriting results, which are derived from certain income statement amounts, are considered non-GAAP financial measures and are used by management to monitor performance of the Company's insurance operations. The Company's investment portfolio is monitored through analysis of various quantitative and qualitative factors and certain decisions related to the sale or impairment of investments produce realized gains and losses. Net realized investment gains and losses, which are comprised of after-tax realized investment gains and losses net of participating policyholders' and minority interest are a non-GAAP financial measure.

Underwriting results are computed as net earned premiums less net incurred claims and the cost incurred to settle these claims, acquisition expenses and underwriting expenses. Management uses underwriting results and operating ratios to monitor insurance operations' results without the impact of certain factors, including investment income, other revenues, other expenses, minority interest, income tax benefit (expense) and net realized investment gains or losses. Management excludes these factors in order to analyze the direct relationship between the net earned premiums and the related claims and the cost incurred to settle these claims, acquisition expenses and underwriting expenses.

Management excludes after-tax net realized investment gains or losses when analyzing the insurance operations because net realized investment gains or losses related to the Company's available-for-sale investment portfolio are largely discretionary, except for losses related to other-than-temporary impairments, and are generally driven by economic factors that are not necessarily consistent with key drivers of underwriting performance.

Operating ratios are calculated using insurance results and are used by the insurance industry and regulators such as state departments of insurance and the National Association of Insurance Commissioners for financial regulation and as a basis of comparison among companies. The ratios presented in this financial supplement are calculated using GAAP financial results and include the loss and loss adjustment expense ratio (loss ratio) as well as the expense, dividend and combined ratios. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios.

The Company's investment portfolio is monitored by management through analyses of various factors including unrealized gains and losses on securities, portfolio duration and exposure to interest rate, market and credit risk. Based on such analyses, the Company may impair an investment security in accordance with its policy, or sell a security. Such activities will produce realized gains and losses.

While management uses various non-GAAP financial measures to monitor various aspects of the Company's performance, relying on any measure other than net income, which is the most directly comparable GAAP measure to underwriting results and realized gains and losses, is not a complete representation of financial performance. Management believes that its process of evaluating performance through the use of these non-GAAP financial measures provides a basis for understanding the operations and the impact to net income as a whole. Management also believes that investors find these non-GAAP financial measures described above useful to help interpret the underlying trends and performance, as well as to provide visibility into the significant components of net income.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
STATEMENTS OF OPERATIONS

------------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED JUNE 30                                                THREE MONTHS                       SIX MONTHS
                                                                                         FAV /                             FAV /
                                                                                        (UNFAV)                           (UNFAV)
(In millions)                                                      2003      2002 (1)   % CHANGE     2003      2002 (1)   % CHANGE
------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
Revenues:
    Net earned premiums                                           $ 2,197    $ 2,826        (22)%   $ 4,578    $ 5,663        (19)%
    Net investment income                                             427        502        (15)        859        928         (7)
    Realized investment gains (losses), net of participating
        policyholders' and minority interests                         378       (162)       N/A         302       (161)       N/A
    Other revenues                                                     97        146        (34)        205        328        (38)
                                                                  -------    -------                -------    -------
Total revenues                                                      3,099      3,312         (6)      5,944      6,758        (12)
                                                                  -------    -------                -------    -------
Claims, benefits and expenses:
    Insurance claims and policyholders' benefits                    2,067      2,382         13       3,937      4,692         16
    Other operating expenses                                          922        854         (8)      1,759      1,785          1
    Interest                                                           33         38         13          67         75         11
                                                                  -------    -------                -------    -------
Total claims, benefits and expenses                                 3,022      3,274          8       5,763      6,552         12
                                                                  -------    -------                -------    -------
Income from continuing operations before income tax
    and minority interest                                              77         38        103         181        206        (12)
Income tax expense                                                     (5)        (2)      (150)        (23)       (53)        57
Minority interest                                                      (2)        (5)        60          (5)       (10)        50
                                                                  -------    -------                -------    -------
Income from continuing operations before cumulative
    effect of a change in accounting principle                         70         31        126         153        143          7
Loss from discontinued operations, net of tax                           -          -        N/A           -        (35)       N/A
Cumulative effect of a change in accounting principle,
    net of tax                                                          -          -        N/A           -        (57)       N/A
                                                                  -------    -------                -------    -------
Net income                                                        $    70    $    31      126 %     $   153    $    51        200 %
                                                                  =======    =======                =======    =======

------------------------------------------------------------------------------------------------------------------------------------

(1) The three months and six months ended June 30, 2002 results have been restated to reflect an adjustment to the Company's historical accounting for CNA's life settlement contracts and the related revenue recognition. Refer to CNA's 2002 Form 10-K for further information related to this restatement.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
COMPONENTS OF NET INCOME AND PER SHARE DATA


------------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED JUNE 30                                                      THREE MONTHS                     SIX MONTHS
                                                                                              FAV /                           FAV /
                                                                                             (UNFAV)                         (UNFAV)
(In millions, except per share data)                                     2003     2002 (1)  % CHANGE     2003     2002 (1)  % CHANGE
------------------------------------------------------------------------------------------------------------------------------------
COMPONENTS OF NET INCOME
    (Loss) income before net realized investment gains (losses)         $(179)     $ 136       N/A %     $ (47)     $ 246     (119)%
    Net realized investment gains (losses), net of
        participating policyholders' and minority interests               249       (105)      N/A         200       (103)     N/A
                                                                        -----      -----                 -----      -----
    Income from continuing operations                                      70         31       126         153        143        7
    Loss from discontinued operations, net of tax                           -          -       N/A           -        (35)     N/A
    Cumulative effect of a change in accounting principle, net of tax       -          -       N/A           -        (57)     N/A
                                                                        -----      -----                 -----      -----
Net income                                                              $  70      $  31       126 %     $ 153      $  51      200 %
                                                                        =====      =====                 =====      =====

BASIC AND DILUTED EARNINGS PER SHARE
    Income from continuing operations (2)                               $0.25      $0.14        79       $0.55      $0.65      (15)
    Loss from discontinued operations, net of tax                           -          -       N/A           -      (0.16)     N/A
    Cumulative effect of a change in accounting principle, net of tax       -          -       N/A           -      (0.26)     N/A
                                                                        -----      -----                 -----      -----
Basic and diluted earnings per share available to common stockholders   $0.25      $0.14        79 %     $0.55      $0.23      139 %
                                                                        =====      =====                 =====      =====

Weighted average outstanding common stock and common stock
    equivalents                                                         223.6      223.6                 223.6      223.6
------------------------------------------------------------------------------------------------------------------------------------

(1) The three months and six months ended June 30, 2002 results have been restated to reflect an adjustment to the Company's historical accounting for CNA's life settlement contracts and the related revenue recognition. Refer to CNA's 2002 Form 10-K for further information related to this restatement.

(2) The per share results available to common stockholders for the three months and six months ended June 30, 2003 were reduced by $15 million and $30 million, or $0.07 per share and $0.13 per share, of accumulated but undeclared preferred stock dividends.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
SELECTED BALANCE SHEET DATA AND CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS DATA


-----------------------------------------------------------------------------------------
                                                             JUNE 30,    DECEMBER 31,
(In millions, except per share data)                          2003          2002
-----------------------------------------------------------------------------------------

Total assets                                                 $65,324       $61,731
Insurance reserves                                            41,451        40,179
Debt                                                           2,158         2,292
Total liabilities                                             54,741        52,074
Minority interest                                                265           256
Accumulated other comprehensive income                         1,370           604
Total stockholders' equity                                    10,318         9,401

Book value per common share                                  $ 42.65       $ 38.68
Book value per common share excluding unrealized
    gain or loss on fixed maturity securities                $ 37.43       $ 36.53

Outstanding shares of common stock (in millions of shares)     223.6         223.6
-----------------------------------------------------------------------------------------


---------------------------------------------------------------------
THREE MONTHS ENDED
JUNE 30
(In millions)                                      2003     2002
---------------------------------------------------------------------

Net cash flows provided by operating activities   $  70    $ 513

Net cash flows used by investing activities         (84)    (445)

Net cash flows used by financing activities         (12)     (17)
                                                  -----    -----

Net cash flows                                    $ (26)   $  51
                                                  =====    =====
---------------------------------------------------------------------


--------------------------------------------------------------------------
SIX MONTHS ENDED
JUNE 30
(In millions)                                            2003     2002
--------------------------------------------------------------------------

Net cash flows provided by operating activities          $ 115    $ 435

Net cash flows provided (used) by investing activities      48     (410)

Net cash flows used by financing activities               (149)     (22)
                                                         -----    -----

Net cash flows                                           $  14    $   3
                                                         =====    =====
--------------------------------------------------------------------------

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY INSURANCE
CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVE DATA


------------------------------------------------------------------------------------------------------------------------------------
CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVES (1)                                                                         TOTAL P&C
(In millions)                                  STANDARD LINES   SPECIALTY LINES    P&C OPERATIONS      CNA RE         SEGMENTS
------------------------------------------------------------------------------------------------------------------------------------
As of June 30, 2003
    Gross                                          $11,793          $ 6,085            $17,878         $2,064          $19,942
    Ceded                                            4,666            2,618              7,284            847            8,131
    Net                                              7,127            3,467             10,594          1,217           11,811

As of December 31, 2002
    Gross                                          $11,576          $ 5,874            $17,450         $2,264          $19,714
    Ceded                                            4,314            2,501              6,815            902            7,717
    Net                                              7,262            3,373             10,635          1,362           11,997

------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVES (1)
(In millions)                             GROUP OPERATIONS   LIFE OPERATIONS   CORPORATE & OTHER   TOTAL OPERATIONS
---------------------------------------------------------------------------------------------------------------------
As of June 30, 2003
    Gross                                     $ 1,468            $ 1,457            $ 5,077            $27,944
    Ceded                                          89                 84              3,181             11,485
    Net                                         1,379              1,373              1,896             16,459

As of December 31, 2002
    Gross                                     $ 1,400            $ 1,409            $ 4,847            $27,370
    Ceded                                          85                 80              2,845             10,727
    Net                                         1,315              1,329              2,002             16,643

---------------------------------------------------------------------------------------------------------------------

(1) Gross reserves as of June 30, 2003 and December 31, 2002 include $1,762 million ($1,415 million in Group Operations, $141 million in Life Operations and $206 million in Corporate & Other) and $1,722 million ($1,350 million in Group Operations, $133 million in Life Operations and $239 million in Corporate & Other) of Life & Group company reserves, which are primarily related to accident and health business. Net reserves as of June 30, 2003 and December 31, 2002 include $1,622 million ($1,402 million in Group Operations, $61 million in Life Operations and $159 million in Corporate & Other) and $1,578 million ($1,337 million in Group Operations, $56 million in Life Operations and $185 million in Corporate & Other) of Life & Group company reserves, which are primarily related to accident and health business.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY INSURANCE
CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVE ROLLFORWARD (1)


-----------------------------------------------------------------------------------------------------
                                                                    THREE MONTHS       SIX MONTHS
                                                                        ENDED            ENDED
(In millions)                                                       JUNE 30, 2003    JUNE 30, 2003
-----------------------------------------------------------------------------------------------------

Claim & claim adjustment expense reserves, beginning of period
     Gross                                                            $ 27,446         $ 27,370
     Ceded                                                              11,217           10,727
                                                                      --------         --------
     Net                                                                16,229           16,643
                                                                      --------         --------

Net incurred claim & claim adjustment expenses                           1,935            3,661

Net claim & claim adjustment expense payments                           (1,705)          (3,845)

Claim & claim adjustment expense reserves, end of period
     Net                                                                16,459           16,459
     Ceded                                                              11,485           11,485
                                                                      --------         --------
     Gross                                                            $ 27,944         $ 27,944
                                                                      ========         ========
-----------------------------------------------------------------------------------------------------

(1) Gross reserves as of June 30, 2003 and December 31, 2002 include $1,762 million and $1,722 million of Life & Group company reserves, which are primarily related to accident and health business. Net reserves as of June 30, 2003 and December 31, 2002 include $1,622 million and $1,578 million of Life & Group company reserves, which are primarily related to accident and health business.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
INVESTMENTS BY ASSET CLASS


-----------------------------------------------------------------------------------------------------------------------
                                                                     JUNE 30, 2003                DECEMBER 31, 2002

                                                                 BOOK           MARKET          BOOK           MARKET
(In millions)                                                    VALUE          VALUE           VALUE          VALUE
-----------------------------------------------------------------------------------------------------------------------
PROPERTY & CASUALTY AND OTHER COMPANIES
Investments:
   Fixed maturity securities                                     $20,131        $21,148        $17,673        $18,172
   Equity securities                                                 368            577            467            614
   Short-term investments                                          3,921          3,923          5,780          5,778
   Limited partnership investments                                 1,141          1,141          1,055          1,055
   Mortgage loans and other invested assets                           50             38             61             73
                                                                 -------        -------        -------        -------
           Subtotal                                               25,611         26,827         25,036         25,692
   Securities lending collateral                                     611            611            399            399
                                                                 -------        -------        -------        -------
Total investments                                                $26,222        $27,438        $25,435        $26,091
                                                                 -------        -------        -------        -------

LIFE AND GROUP COMPANIES
Investments:
   Fixed maturity securities                                     $ 8,560        $ 9,339        $ 7,860        $ 8,103
   Equity securities                                                  58             70             52             52
   Short-term investments                                            436            436            686            686
   Limited partnership investments                                     5              5              5              5
   Mortgage loans, policy loans and other invested assets            197            193            210            211
                                                                 -------        -------        -------        -------
           Subtotal                                                9,256         10,043          8,813          9,057
   Securities lending collateral                                     365            365            145            145
                                                                 -------        -------        -------        -------
Total investments                                                $ 9,621        $10,408        $ 8,958        $ 9,202
                                                                 -------        -------        -------        -------


TOTAL INVESTMENTS                                                $35,843        $37,846        $34,393        $35,293
                                                                 =======        =======        =======        =======
-----------------------------------------------------------------------------------------------------------------------

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY SEGMENTS - OPERATING RESULTS


------------------------------------------------------------------------------------------------------------------------------------
THREE MONTHS ENDED                             STANDARD LINES               SPECIALTY LINES               P&C OPERATIONS
JUNE 30                                                   FAV / (UNFAV)                 FAV / (UNFAV)                  FAV / (UNFAV)
(In millions)                            2003       2002    % CHANGE    2003     2002    % CHANGE     2003      2002     % CHANGE
------------------------------------------------------------------------------------------------------------------------------------
Gross written premiums                 $ 1,422    $ 1,194       19 %   $ 863    $   729      18 %   $ 2,285    $ 1,923      19 %
Net written premiums                       890      1,056      (16)      681        572      19       1,571      1,628      (4)

Net earned premiums                        823      1,032      (20)      664        535      24       1,487      1,567      (5)
Claim and claim adjustment
    expenses                               773        805        4       616        377     (63)      1,389      1,182     (18)
Acquisition expenses                       222        186      (19)      137        109     (26)        359        295     (22)
Underwriting expenses                      143        121      (18)       73         63     (16)        216        184     (17)
Policyholders' dividends                    11         15       27         -          1     N/A          11         16      31
                                       -------    -------              -----    -------             -------    -------
Underwriting loss                         (326)       (95)     N/A      (162)       (15)    N/A        (488)      (110)    N/A
                                       -------    -------              -----    -------             -------    -------
Net investment income                       84        134      (37)       79         75       5         163        209     (22)
Other revenues                              59         80      (26)       26         33     (21)         85        113     (25)
Other expenses                              57         70       19        27         25      (8)         84         95      12
                                       -------    -------              -----    -------             -------    -------
(Loss) income before income tax,
    minority interest and net
    realized investment gains
    (losses)                              (240)        49      N/A       (84)        68     N/A        (324)       117     N/A
Income tax benefit (expense)                96         (9)     N/A        28        (23)    N/A         124        (32)    N/A
Minority interest                            -          -      N/A        (2)        (5)     60          (2)        (5)     60
                                       -------    -------              -----    -------             -------    -------
(Loss) income before net realized
    investment gains (losses)             (144)        40      N/A       (58)        40     N/A        (202)        80     N/A
Realized investment gains (losses)         169        (31)     N/A        79        (26)    N/A         248        (57)    N/A
Income tax (expense) benefit on
    realized investment gains (losses)     (59)        10      N/A       (24)         9     N/A         (83)        19     N/A
                                       -------    -------              -----    -------             -------    -------
(Loss) income from continuing
    operations                             (34)        19      N/A        (3)        23    (113)        (37)        42    (188)
Cumulative effect of a change in
    accounting principle                     -          -      N/A         -          -     N/A           -          -     N/A
                                       -------    -------              -----    -------             -------    -------
Net (loss) income                      $   (34)   $    19      N/A %   $  (3)   $    23    (113)%   $   (37)   $    42    (188)%
                                       =======    =======              =====    =======             =======    =======


FINANCIAL RATIOS
Loss & LAE                                93.9 %     78.1 %             92.7 %     70.3 %              93.4 %     75.5 %
Acquisition expense                       26.9       18.0               20.7       20.3                24.1       18.8
Underwriting expense                      17.5       11.7               10.9       12.1                14.5       11.8
Dividends                                  1.3        1.5                0.1        0.1                 0.8        1.0
                                       -------    -------              -----    -------             -------    -------
Expense ratio, including dividends        45.7       31.2               31.7       32.5                39.4       31.6
                                       -------    -------              -----    -------             -------    -------
Combined ratio                           139.6 %    109.3 %            124.4 %    102.8 %             132.8 %    107.1 %
                                       =======    =======              =====    =======             =======    =======
------------------------------------------------------------------------------------------------------------------------------------

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY SEGMENTS - OPERATING RESULTS


----------------------------------------------------------------------------------------------------------------------------------
THREE MONTHS ENDED                                                        CNA RE                      TOTAL P&C SEGMENTS
JUNE 30                                                                           FAV / (UNFAV)                       FAV / (UNFAV)
(In millions)                                                   2003       2002     % CHANGE      2003       2002       % CHANGE
----------------------------------------------------------------------------------------------------------------------------------
Gross written premiums                                        $   148    $   171        (13)%   $ 2,433    $ 2,094         16 %
Net written premiums                                              123        160        (23)      1,694      1,788         (5)

Net earned premiums                                               134        168        (20)      1,621      1,735         (7)
Claim and claim adjustment expenses                                95        138         31       1,484      1,320        (12)
Acquisition expenses                                               29         31          6         388        326        (19)
Underwriting expenses                                              15         14         (7)        231        198        (17)
Policyholders' dividends                                            -          -        N/A          11         16         31
                                                              -------    -------                -------    -------
Underwriting loss                                                  (5)       (15)        67        (493)      (125)       N/A
                                                              -------    -------                -------    -------
Net investment income                                              22         48        (54)        185        257        (28)
Other revenues                                                      -          -        N/A          85        113        (25)
Other expenses                                                      -          -        N/A          84         95         12
                                                              -------    -------                -------    -------
Income (loss) before income tax, minority interest
    and net realized investment gains (losses)                     17         33        (48)       (307)       150        N/A
Income tax (expense) benefit                                       (4)        (9)        56         120        (41)       N/A
Minority interest                                                   -          -        N/A          (2)        (5)        60
                                                              -------    -------                -------    -------
Income (loss) before net realized investment gains (losses)        13         24        (46)       (189)       104        N/A
Realized investment gains (losses)                                 33         (6)       N/A         281        (63)       N/A
Income tax (expense) benefit on realized
    investment gains (losses)                                     (11)         2        N/A         (94)        21        N/A
                                                              -------    -------                -------    -------
Income (loss) from continuing operations                           35         20         75          (2)        62       (103)
Cumulative effect of a change in accounting principle               -          -        N/A           -          -        N/A
                                                              -------    -------                -------    -------
Net income (loss)                                             $    35    $    20       75 %     $    (2)   $    62       (103)%
                                                              =======    =======                =======    =======


FINANCIAL RATIOS
Loss & LAE                                                       71.4 %     81.6 %                 91.6 %     76.0 %
Acquisition expense                                              21.9       18.2                   23.9       18.7
Underwriting expense                                             10.5        9.1                   14.2       11.6
Dividends                                                           -          -                    0.7        0.9
                                                              -------    -------                -------    -------
Expense ratio, including dividends                               32.4       27.3                   38.8       31.2
                                                              -------    -------                -------    -------
Combined ratio                                                  103.8 %    108.9 %                130.4 %    107.2 %
                                                              =======    =======                =======    =======
----------------------------------------------------------------------------------------------------------------------------------

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY SEGMENTS - OPERATING RESULTS


------------------------------------------------------------------------------------------------------------------------------------
SIX MONTHS ENDED                                STANDARD LINES                SPECIALTY LINES               P&C OPERATIONS
JUNE 30                                                     FAV / (UNFAV)                  FAV / (UNFAV)               FAV / (UNFAV)
(In millions)                              2003       2002    % CHANGE    2003      2002    % CHANGE    2003      2002   % CHANGE
------------------------------------------------------------------------------------------------------------------------------------
Gross written premiums                   $ 2,859    $ 2,804       2 %   $ 1,843    $ 1,595      16 %  $ 4,702    $ 4,399       7 %
Net written premiums                       1,994      2,139      (7)      1,345      1,112      21      3,339      3,251       3

Net earned premiums                        1,862      2,048      (9)      1,288      1,043      23      3,150      3,091       2
Claim and claim adjustment expenses        1,542      1,589       3       1,049        739     (42)     2,591      2,328     (11)
Acquisition expenses                         420        385      (9)        265        211     (26)       685        596     (15)
Underwriting expenses                        280        247     (13)        141        126     (12)       421        373     (13)
Policyholders' dividends                      26         31      16           1          2      50         27         33      18
                                         -------    -------             -------    -------            -------    -------
Underwriting loss                           (406)      (204)    (99)       (168)       (35)    N/A       (574)      (239)   (140)
                                         -------    -------             -------    -------            -------    -------
Net investment income                        194        237     (18)        149        135      10        343        372      (8)
Other revenues                               130        163     (20)         46         87     (47)       176        250     (30)
Other expenses                               117        141      17          44         56      21        161        197      18
                                         -------    -------             -------    -------            -------    -------
(Loss) income before income tax,
    minority interest and net
    realized investment gains (losses)      (199)        55     N/A         (17)       131    (113)      (216)       186     N/A
Income tax benefit (expense)                  90         (5)    N/A          10        (47)    121        100        (52)    N/A
Minority interest                              -          -     N/A          (5)       (10)     50         (5)       (10)     50
                                         -------    -------             -------    -------            -------    -------
(Loss) income before net realized
   investment gains (losses)                (109)        50     N/A         (12)        74    (116)      (121)       124    (198)
Realized investment gains (losses)           182        (24)    N/A          66        (31)    N/A        248        (55)    N/A
Income tax (expense) benefit on
    realized investment gains (losses)       (64)         8     N/A         (22)        10     N/A        (86)        18     N/A
                                         -------    -------             -------    -------            -------    -------
Income from continuing operations              9         34     (74)         32         53     (40)        41         87     (53)
Cumulative effect of a change in
   accounting principle                        -          -     N/A           -        (48)    N/A          -        (48)    N/A
                                         -------    -------             -------    -------            -------    -------
Net income                               $     9    $    34     (74)%   $    32    $     5     N/A %  $    41    $    39       5 %
                                         =======    =======             =======    =======            =======    =======


FINANCIAL RATIOS
Loss & LAE                                  82.8 %     77.6 %              81.4 %     70.8 %             82.3 %     75.3 %
Acquisition expense                         22.5       18.8                20.6       20.2               21.7       19.3
Underwriting expense                        15.1       12.1                10.9       12.2               13.3       12.0
Dividends                                    1.4        1.5                 0.1        0.1                0.9        1.1
                                         -------    -------             -------    -------            -------    -------
Expense ratio, including dividends          39.0       32.4                31.6       32.5               35.9       32.4
                                         -------    -------             -------    -------            -------    -------
Combined ratio                             121.8 %    110.0 %             113.0 %    103.3 %            118.2 %    107.7 %
                                         =======    =======             =======    =======            =======    =======
------------------------------------------------------------------------------------------------------------------------------------

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY SEGMENTS - OPERATING RESULTS


----------------------------------------------------------------------------------------------------------------------------------
SIX MONTHS ENDED                                                          CNA RE                      TOTAL P&C SEGMENTS
JUNE 30                                                                           FAV / (UNFAV)                      FAV / (UNFAV)
(In millions)                                                   2003       2002     % CHANGE      2003      2002       % CHANGE
----------------------------------------------------------------------------------------------------------------------------------
Gross written premiums                                        $   378    $   399         (5)%   $ 5,080    $ 4,798          6 %
Net written premiums                                              328        327          0       3,667      3,578          2

Net earned premiums                                               287        305         (6)      3,437      3,396          1
Claim and claim adjustment expenses                               193        194          1       2,784      2,522        (10)
Acquisition expenses                                               61         69         12         746        665        (12)
Underwriting expenses                                              27         32         16         448        405        (11)
Policyholders' dividends                                            -          -        N/A          27         33         18
                                                              -------    -------                -------    -------
Underwriting income (loss)                                          6         10        (40)       (568)      (229)      (148)
                                                              -------    -------                -------    -------
Net investment income                                              46         81        (43)        389        453        (14)
Other revenues                                                      1          1          0         177        251        (29)
Other expenses                                                      -          -        N/A         161        197         18
                                                              -------    -------                -------    -------
Income (loss) before income tax, minority interest
    and net realized investment gains (losses)                     53         92        (42)       (163)       278       (159)
Income tax (expense) benefit                                      (15)       (28)        46          85        (80)       N/A
Minority interest                                                   -          -        N/A          (5)       (10)        50
                                                              -------    -------                -------    -------
Income (loss) before net realized investment gains (losses)        38         64        (41)        (83)       188       (144)
Realized investment gains (losses)                                 42          3        N/A         290        (52)       N/A
Income tax (expense) benefit on realized
    investment gains (losses)                                     (11)         1        N/A         (97)        19        N/A
                                                              -------    -------                -------    -------
Income from continuing operations                                  69         68          1         110        155        (29)
Cumulative effect of a change in accounting principle               -          -        N/A           -        (48)       N/A
                                                              -------    -------                -------    -------
Net income                                                    $    69    $    68          1 %   $   110    $   107          3 %
                                                              =======    =======                =======    =======


FINANCIAL RATIOS
Loss & LAE                                                       67.4 %     63.6 %                 81.0 %     74.3 %
Acquisition expense                                              21.3       22.6                   21.7       19.6
Underwriting expense                                              9.2       10.5                   13.0       11.9
Dividends                                                           -          -                    0.8        1.0
                                                              -------    -------                -------    -------
Expense ratio, including dividends                               30.5       33.1                   35.5       32.5
                                                              -------    -------                -------    -------
Combined ratio                                                   97.9 %     96.7 %                116.5 %    106.8 %
                                                              =======    =======                =======    =======
----------------------------------------------------------------------------------------------------------------------------------

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY SEGMENTS - CATASTROPHE LOSSES



--------------------------------------------------------------------------------------------------------------------------
CATASTROPHE LOSSES (PRETAX)
(In millions)                     STANDARD LINES    SPECIALTY LINES     P&C OPERATIONS      CNA RE    TOTAL P&C SEGMENTS
--------------------------------------------------------------------------------------------------------------------------


Three months ended June 30, 2003        $48                 $ 1              $49              $11              $60
Six months ended June 30, 2003           61                   3               64               11               75

Three months ended June 30, 2002        $ 6                 $ 2              $ 8              $ -              $ 8
Six months ended June 30, 2002            9                   2               11                -               11


--------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
CATASTROPHE LOSSES (AFTER-TAX)
(In millions)                           STANDARD LINES    SPECIALTY LINES   P&C OPERATIONS         CNA RE      TOTAL P&C SEGMENTS
-----------------------------------------------------------------------------------------------------------------------------------


Three months ended June 30, 2003               $31               $ 1               $32               $ 7               $39
Six months ended June 30, 2003                  40                 2                42                 7                49

Three months ended June 30, 2002               $ 4               $ 1               $ 5               $ -               $ 5
Six months ended June 30, 2002                   6                 1                 7                 -                 7


-----------------------------------------------------------------------------------------------------------------------------------

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
GROUP & LIFE AND CORPORATE & OTHER SEGMENTS - OPERATING RESULTS


------------------------------------------------------------------------------------------------------------------------------------
THREE MONTHS ENDED                               TOTAL P&C           GROUP            LIFE         CORPORATE &          TOTAL
JUNE 30                                           SEGMENTS       OPERATIONS (1)  OPERATIONS (3)       OTHER         OPERATIONS (3)
(In millions)                                  2003      2002     2003    2002    2003    2002     2003    2002     2003      2002
------------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                           $1,621    $1,735    $329    $820    $263    $ 234    $(16)   $ 37    $2,197    $2,826
Insurance claims & policyholders' benefits     1,484     1,320     254     724     301      266      15      54     2,054     2,364
Policyholders' dividends                          11        16       -       -       6        5      (4)     (3)       13        18
Insurance related expenses                       619       524     115     137      71       65      40      (2)      845       724
Net investment income                            185       257      70      62     133      137      39      46       427       502
Other revenues                                    85       113      15      26      19       25     (22)    (18)       97       146
Other expenses                                    84        95       8      10      14       18       4      45       110       168
                                              ------    ------    ----    ----    ----    -----    ----    ----    ------    ------
(Loss) income before income tax, minority
    interest and net realized investment
    gains (losses)                              (307)      150      37      37      23       42     (54)    (29)     (301)      200
Income tax benefit (expense)                     120       (41)    (11)    (12)     (6)     (15)     21       9       124       (59)
Minority interest                                 (2)       (5)      -       -       -        -       -       -        (2)       (5)
                                              ------    ------    ----    ----    ----    -----    ----    ----    ------    ------
(Loss) income before net realized investment
    gains (losses)                              (189)      104      26      25      17       27     (33)    (20)     (179)      136
Realized investment gains (losses)               281       (63)     20     (27)     28      (53)     49     (19)      378      (162)
Income tax (expense) benefit on realized
    investment gains (losses)                    (94)       21      (7)      9     (10)      18     (18)      9      (129)       57
                                              ------    ------    ----    ----    ----    -----    ----    ----    ------    ------
(Loss) income from continuing operations          (2)       62      39       7      35       (8)     (2)    (30)       70        31
Loss from discontinued operations                  -         -       -       -       -        -       -       -         -         -
Cumulative effect of a change in accounting
    principle                                      -         -       -       -       -        -       -       -         -         -
                                              ------    ------    ----    ----    ----    -----    ----    ----    ------    ------
Net (loss) income                             $   (2)   $   62    $ 39    $  7    $ 35    $  (8)   $ (2)   $(30)   $   70    $   31
                                              ======    ======    ====    ====    ====    =====    ====    ====    ======    ======


------------------------------------------------------------------------------------------------------------------------------------
OTHER FINANCIAL DATA          TOTAL P&C SEGMENTS         GROUP      LIFE OPERATIONS    CORPORATE & OTHER     TOTAL OPERATIONS
PROPERTY & CASUALTY                                 OPERATIONS(1)(2)
COMPANY INFORMATION            2003        2002       2003    2002    2003     2002      2003      2002      2003         2002
------------------------------------------------------------------------------------------------------------------------------------
Gross written premiums       $  2,433    $  2,094    $  193   $ 741   $ 131    $ 123    $   505   $  482   $  3,262    $  3,440
Net written premiums            1,694       1,788         -     535     131      122          1        -      1,826       2,445
Net earned premiums             1,621       1,735         -     535     130      118         (3)       2      1,748       2,390
Underwriting (loss) income       (493)       (125)       (1)      3     (61)     (39)       (61)     (39)      (616)       (200)


FINANCIAL RATIOS
Loss & LAE                       91.6 %      76.0 %     N/A %  89.5 %  121.7 %  109.8 %     N/A %    N/A %     95.1 %      81.5 %
Acquisition expense              23.9        18.7       N/A     0.6    14.2     13.8        N/A      N/A       25.5        14.4
Underwriting expense             14.2        11.6       N/A     9.2    10.6      9.9        N/A      N/A       14.0        11.8
Dividends                         0.7         0.9       N/A       -       -        -        N/A      N/A        0.6         0.7
                             --------    --------    ------   -----   -----    -----    -------   ------   --------    --------
Expense ratio, including
    dividends                    38.8        31.2       N/A     9.8    24.8     23.7        N/A      N/A       40.1        26.9
                             --------    --------    ------   -----   -----    -----    -------   ------   --------    --------
Combined ratio                  130.4 %     107.2 %     N/A %  99.3 % 146.5 %  133.5 %      N/A %    N/A %    135.2 %     108.4 %
                             ========    ========    ======   =====   =====    =====    =======   ======   ========    ========
------------------------------------------------------------------------------------------------------------------------------------

(1) Included in gross written, net written and earned premiums for 2002 is $535 million relating to the National Postal Mail Handlers Union contract, which was transferred on July 1, 2002.

(2) Included in gross written premiums for 2003 and 2002 is $185 million and $195 million of business ceded to CNA Group Life Assurance Company.

(3) The three months ended June 30, 2002 results have been restated to reflect an adjustment to the Company's historical accounting for CNA's life settlement contracts and the related revenue recognition. Refer to CNA's 2002 Form 10-K for further information related to this restatement.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
GROUP & LIFE AND CORPORATE & OTHER SEGMENTS - OPERATING RESULTS


------------------------------------------------------------------------------------------------------------------------------------
SIX MONTHS ENDED                                 TOTAL P&C           GROUP            LIFE          CORPORATE           TOTAL
JUNE 30                                          SEGMENTS        OPERATIONS (1)   OPERATIONS (3)     & OTHER        OPERATIONS (3)
(In millions)                                 2003      2002     2003     2002     2003    2002    2003    2002     2003      2002
------------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                          $3,437    $3,396    $644    $1,725    $519    $474    $(22)   $ 68    $4,578    $5,663
Insurance claims & policyholders' benefits    2,784     2,522     498     1,499     596     539      28      97     3,906     4,657
Policyholders' dividends                         27        33       -         -       9       6      (5)     (4)       31        35
Insurance related expenses                    1,194     1,070     231       314     152     128      36      (7)    1,613     1,505
Net investment income                           389       453     133       123     264     271      73      81       859       928
Other revenues                                  177       251      33        45      43      55     (48)    (23)      205       328
Other expenses                                  161       197      15        16      31      37       6     105       213       355
                                             ------    ------    ----    ------    ----    ----    ----    ----    ------    ------
(Loss) income before income tax, minority
    interest and net realized investment
    gains (losses)                             (163)      278      66        64      38      90     (62)    (65)     (121)      367
Income tax benefit (expense)                     85       (80)    (21)      (21)    (11)    (32)     26      22        79      (111)
Minority interest                                (5)      (10)      -         -       -       -       -       -        (5)      (10)
                                             ------    ------    ----    ------    ----    ----    ----    ----    ------    ------
(Loss) income before net realized investment
    gains (losses)                              (83)      188      45        43      27      58     (36)    (43)      (47)      246
Realized investment gains (losses)              290       (52)    (32)      (17)    (23)    (42)     67     (50)      302      (161)
Income tax (expense) benefit on realized
    investment gains (losses)                   (97)       19      11         5       8      15     (24)     19      (102)       58
                                             ------    ------    ----    ------    ----    ----    ----    ----    ------    ------
Income (loss) from continuing operations        110       155      24        31      12      31       7     (74)      153       143
Loss from discontinued operations                 -         -       -         -       -     (35)      -       -         -       (35)
Cumulative effect of a change in accounting
    principle                                     -       (48)      -         -       -      (8)      -      (1)        -       (57)
                                             ------    ------    ----    ------    ----    ----    ----    ----    ------    ------
Net income (loss)                            $  110    $  107    $ 24    $   31    $ 12    $(12)   $  7    $(75)   $  153    $   51
                                             ======    ======    ====    ======    ====    ====    ====    ====    ======    ======


------------------------------------------------------------------------------------------------------------------------------------
OTHER FINANCIAL DATA                 TOTAL P&C SEGMENTS        GROUP        LIFE OPERATIONS  CORPORATE & OTHER   TOTAL OPERATIONS
PROPERTY & CASUALTY                                       OPERATIONS(1)(2)
COMPANY INFORMATION                    2003       2002     2003     2002     2003      2002      2003    2002    2003        2002
------------------------------------------------------------------------------------------------------------------------------------
Gross written premiums               $  5,080    $4,798    $ 404   $1,569   $  268    $  247    $ 926   $ 501   $ 6,678    $ 7,115
Net written premiums                    3,667     3,578        -    1,151      267       246       (8)      3     3,926      4,978
Net earned premiums                     3,437     3,396        -    1,151      260       234       (1)      6     3,696      4,787
Underwriting (loss) income               (568)     (229)       1        8     (115)      (79)     (70)    (79)     (752)      (379)


FINANCIAL RATIOS
Loss & LAE                               81.0 %    74.3 %    N/A %   87.9 %  117.8 %   108.7 %    N/A %   N/A %    84.5 %     79.9 %
Acquisition expense                      21.7      19.6      N/A      0.2     14.9      15.0      N/A     N/A      22.3       14.7
Underwriting expense                     13.0      11.9      N/A     11.2     11.4      10.0      N/A     N/A      12.8       12.6
Dividends                                 0.8       1.0      N/A        -        -         -      N/A     N/A       0.7        0.7
                                     --------    ------    -----   ------   ------    ------    -----   -----   -------    -------
Expense ratio, including dividends       35.5      32.5      N/A     11.4     26.3      25.0      N/A     N/A      35.8       28.0
                                     --------    ------    -----   ------   ------    ------    -----   -----   -------    -------
Combined ratio                          116.5 %   106.8 %    N/A %   99.3 %  144.1 %   133.7 %    N/A %   N/A %   120.3 %    107.9 %
                                     ========    ======    =====   ======   ======    ======    =====   =====   =======    =======

------------------------------------------------------------------------------------------------------------------------------------

(1) Included in gross written, net written and earned premiums for 2002 is $1,151 million relating to the National Postal Mail Handlers Union contract, which was transferred on July 1, 2002.

(2) Included in gross written premiums for 2003 and 2002 is $385 million and $394 million of business ceded to CNA Group Life Assurance Company.

(3) The six months ended June 30, 2002 results have been restated to reflect an adjustment to the Company's historical accounting for CNA's life settlement contracts and the related revenue recognition. Refer to CNA's 2002 Form 10-K for further information related to this restatement.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
ANALYSIS OF PRETAX NET INVESTMENT INCOME



---------------------------------------------------------------------------------------------------------------------
(In millions)                                                                STANDARD LINES
---------------------------------------------------------------------------------------------------------------------
                                                 1Q02     2Q02     3Q02     4Q02     2002     1Q03     2Q03  YTD 2003
                                                 ----     ----     ----     ----     ----     ----     ----  --------

Limited partnership income                      $   3    $  20    $ (39)   $  (2)   $ (18)   $  13    $  40    $  53
Interest on funds withheld and other deposits     (38)     (44)     (36)     (56)    (174)     (34)     (76)    (110)
Other investment income                           138      158      142      152      590      131      120      251
                                                --------------------------------------------------------------------
Net investment income                           $ 103    $ 134    $  67    $  94    $ 398    $ 110    $  84    $ 194
                                                ====================================================================


                                                ----------------------------------------------------------------------
                                                                            SPECIALTY LINES
                                                ----------------------------------------------------------------------
                                                 1Q02     2Q02     3Q02     4Q02     2002     1Q03     2Q03   YTD 2003
                                                 ----     ----     ----     ----     ----     ----     ----   --------

Limited partnership income                      $   1    $   8    $ (14)   $  (1)   $  (6)   $   5    $  17    $  22
Interest on funds withheld and other deposits      (9)      (7)     (11)      (7)     (34)      (6)      (7)     (13)
Other investment income                            68       74       74       77      293       71       69      140
                                                --------------------------------------------------------------------
Net investment income                           $  60    $  75    $  49    $  69    $ 253       70    $  79    $ 149
                                                ====================================================================


                                                ----------------------------------------------------------------------
                                                                             P&C OPERATIONS
                                                ----------------------------------------------------------------------
                                                 1Q02     2Q02     3Q02     4Q02     2002     1Q03     2Q03   YTD 2003
                                                 ----     ----     ----     ----     ----     ----     ----   --------

Limited partnership income                      $   4    $  28    $ (53)   $  (3)   $ (24)   $  18    $  57    $  75
Interest on funds withheld and other deposits     (47)     (51)     (47)     (63)    (208)     (40)     (83)    (123)
Other investment income                           206      232      216      229      883      202      189      391
                                                --------------------------------------------------------------------
Net investment income                           $ 163    $ 209    $ 116    $ 163    $ 651    $ 180    $ 163    $ 343
                                                ====================================================================


                                                ----------------------------------------------------------------------
                                                                                  CNA RE
                                                ----------------------------------------------------------------------
                                                 1Q02     2Q02     3Q02     4Q02     2002     1Q03    2Q03    YTD 2003
                                                 ----     ----     ----     ----     ----     ----    ----    --------

Limited partnership income                      $   1    $   5    $  (9)   $  (1)   $  (4)   $   2   $    8    $  10
Interest on funds withheld and other deposits     (11)      (6)      (6)      (6)     (29)      (6)     (10)     (16)
Other investment income                            43       49       43       42      177       28       24       52
                                                --------------------------------------------------------------------
Net investment income                           $  33    $  48    $  28    $  35    $ 144    $  24    $  22    $  46
                                                ====================================================================


                                                ----------------------------------------------------------------------
                                                                          TOTAL P&C SEGMENTS
                                                ----------------------------------------------------------------------
                                                 1Q02     2Q02     3Q02     4Q02     2002     1Q03     2Q03   YTD 2003
                                                 ----     ----     ----     ----     ----     ----     ----   --------

Limited partnership income                      $   5    $  33    $ (62)   $  (4)   $  (28)   $  20    $  65    $  85
Interest on funds withheld and other deposits     (58)     (57)     (53)     (69)     (237)     (46)     (93)    (139)
Other investment income                           249      281      259      271     1,060      230      213      443
                                                --------------------------------------------------------------------
Net investment income                           $ 196    $ 257    $ 144    $ 198    $  795    $ 204    $ 185    $ 389
                                                ====================================================================

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
ANALYSIS OF PRETAX NET INVESTMENT INCOME



------------------------------------------------------------------------------------------------------------------------------------
(In millions)                                                                     TOTAL P&C SEGMENTS
------------------------------------------------------------------------------------------------------------------------------------
                                                 1Q02       2Q02       3Q02       4Q02     YTD 2002    1Q03       2Q03      YTD 2003
                                                 ----       ----       ----       ----     --------    ----       ----      --------

Limited partnership income                      $    5    $    33    $   (62)   $    (4)   $   (28)   $    20    $    65    $    85
Interest on funds withheld and other deposits      (58)       (57)       (53)       (69)      (237)       (46)       (93)      (139)
Other investment income                            249        281        259        271      1,060        230        213        443
                                                -----------------------------------------------------------------------------------
Net investment income                           $  196    $   257    $   144    $   198    $   795    $   204    $   185    $   389
                                                ===================================================================================


                                                  -----------------------------------------------------------------------
                                                                              GROUP OPERATIONS
                                                  -----------------------------------------------------------------------
                                                   1Q02      2Q02     3Q02     4Q02   YTD 2002   1Q03     2Q03   YTD 2003
                                                   ----      ----     ----     ----   --------   ----     ----   --------

Limited partnership income                        $    -     $  -    $   -     $  -     $  -     $  -     $  -     $  -
Interest on funds withheld and other deposits          -        -        -        -        -        -        -        -
Other investment income                               61       62       65       64      252       63       70      133
                                                  ---------------------------------------------------------------------
Net investment income                             $   61     $ 62    $  65     $ 64     $252     $ 63     $ 70     $133
                                                  =====================================================================


                                                  ------------------------------------------------------------------
                                                                            LIFE OPERATIONS
                                                  ------------------------------------------------------------------
                                                   1Q02    2Q02    3Q02     4Q02   YTD 2002   1Q03   2Q03   YTD 2003
                                                   ----    ----    ----     ----   --------   ----   ----   --------

Limited partnership income                        $   -    $  -   $  (1)   $  (1)   $  (2)    $  -   $   -    $  -
Interest on funds withheld and other deposits         -       -       -        -        -        -       -       -
Other investment income                             134     137     132      139      542      131     133     264
                                                  ----------------------------------------------------------------
Net investment income                             $ 134    $137   $ 131    $ 138    $ 540     $131   $ 133   $ 264
                                                  ================================================================


                                                 ----------------------------------------------------------------
                                                                         CORPORATE & OTHER
                                                 ----------------------------------------------------------------
                                                 1Q02    2Q02    3Q02    4Q02   YTD 2002   1Q03   2Q03   YTD 2003
                                                 ----    ----    ----    ----   --------   ----   ----   --------

Limited partnership income                      $   2   $   5   $ (10)   $ (1)   $  (4)   $   3   $  10    $  13
Interest on funds withheld and other deposits       -       -       -      (2)      (2)      (1)      -       (1)
Other investment income                            33      41      34      41      149       32      29       61
                                                ----------------------------------------------------------------
Net investment income                           $  35   $  46   $  24    $ 38    $ 143    $  34   $  39    $  73
                                                ================================================================


                                                -------------------------------------------------------------------
                                                                         TOTAL OPERATIONS
                                                -------------------------------------------------------------------
                                                 1Q02     2Q02    3Q02    4Q02   YTD 2002   1Q03    2Q03   YTD 2003
                                                 ----     ----    ----    ----   --------   ----    ----   --------

Limited partnership income                      $    7   $  38   $ (73)  $  (6)   $  (34)   $  23   $  75   $   98
Interest on funds withheld and other deposits      (58)    (57)    (53)    (71)     (239)     (47)    (93)    (140)
Other investment income                            477     521     490     515     2,003      456     445      901
                                                ------------------------------------------------------------------
Net investment income                           $  426   $ 502   $ 364   $ 438    $1,730    $ 432   $ 427   $  859
                                                ==================================================================

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
STATUTORY DATA - PRELIMINARY


--------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED JUNE 30                          THREE MONTHS                               SIX MONTHS
INCOME STATEMENT                        (PRELIMINARY)              FAV / (UNFAV)  (PRELIMINARY)             FAV / (UNFAV)
(In millions)                               2003       2002          % CHANGE         2003        2002        % CHANGE
--------------------------------------------------------------------------------------------------------------------------
 PROPERTY & CASUALTY COMPANIES
   Gross written premiums                  $ 3,486    $ 3,553            (2)%        $ 7,131     $ 8,043        (11)%
   Net written premiums                      1,820      2,433           (25)           3,891       4,933        (21)

   Net earned premiums                       1,655      2,306           (28)           3,522       4,632        (24)
   Claim and claim adjustment expenses       1,581      1,881            16            2,972       3,697         20
   Acquisition expenses                        358        392             9              770         780          1
   Underwriting expenses                       294        258           (14)             544         587          7
   Policyholders' dividends                     15         11           (36)              41          35        (17)
   Restructuring and other related costs         -          -           N/A                -          -         N/A
                                           -------    -------                        -------     -------
   Underwriting loss                          (593)      (236)         (151)            (805)       (467)       (72)
   Net investment income                       296        360           (18)             594         706        (16)
   Other revenue                               (87)       (56)          (55)            (124)       (111)       (12)
   Income tax benefit (expense)                 54        (15)          N/A               46        (25)        N/A
   Net realized gains (losses)                 287        (10)          N/A              304         25         N/A
                                           -------    -------                        -------     -------
   Net (loss) income                       $   (43)   $    43          (200)%        $    15     $   128        (88)%
                                           =======    =======                        =======     =======

FINANCIAL RATIOS
    Loss and LAE                              95.5 %     81.6 %                         84.4 %      79.8 %
    Acquisition expense                       19.6       16.1                           19.8        15.8
    Underwriting expense                      16.2       10.5                           13.9        11.9
    Policyholders' dividends                   0.9        0.5                            1.2         0.8
                                           -------    -------                        -------     -------
    Expense ratio                             36.7       27.1                           34.9        28.5
                                           -------    -------                        -------     -------
    Combined ratio                           132.2 %    108.7 %                        119.3 %     108.3 %
                                           =======    =======                        =======     =======

LIFE COMPANIES
    Premium income                             488        466                            980         962

--------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------
 SUPPLEMENTAL STATUTORY DATA                             (PRELIMINARY)
(In millions)                                            JUNE 30, 2003     DECEMBER 31, 2002
------------------------------------------------------------------------------------------------
 PROPERTY & CASUALTY COMPANIES
    Statutory surplus (1)                                  $   6,995          $   6,836

 LIFE COMPANIES
   Statutory surplus                                       $   1,529          $   1,645
   Gross life insurance in force                             434,781            437,751

------------------------------------------------------------------------------------------------

(1) Surplus includes the Property & Casualty Companies' equity ownership of the life insurance subsidiaries.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY SEGMENTS
LOSS AND LAE RATIO ANALYSIS

                                     --------------------------------------------      ---------------------------------------------
                                                    STANDARD LINES                                       CNA RE
                                     --------------------------------------------      ---------------------------------------------
                                        2003 YTD       2002 YTD         2002 FY          2003 YTD        2002 YTD         2002 FY
                                      EVALUATED AT   EVALUATED AT    EVALUATED AT      EVALUATED AT    EVALUATED AT     EVALUATED AT
                                        6/30/03        12/31/02         6/30/03          6/30/03         12/31/02         6/30/03
                                      ------------   ------------    ------------      ------------    ------------     ------------

Gross Accident Year                         64.2  %        74.6  %      71.5  %             59.9 %          64.2  %        63.2  %
     Impact of Finite Reinsurance              -           (0.1)         0.0                   -             0.2            0.1
     Impact of Other Reinsurance             4.0            0.8          3.0                 3.6             4.9            5.7
                                      ----------     ----------      -------             -------         -------         ------
Net Accident Year                           68.2           75.3         74.5  %             63.5            69.3           69.0  %
                                                                     =======                                             ======
     Impact of Corporate Covers             (5.6)             -                             (5.5)           (6.4)
     Impact of World Trade Center              -              -                                -             1.3
     Impact of Development                  20.2           (3.3)                             9.4            14.1
                                      ----------     ----------                          -------         -------
Net Calendar Year                           82.8  %        72.0  %                          67.4 %          78.3  %
                                      ==========     ==========                          =======         =======

                                     --------------------------------------------      ---------------------------------------------


                                     --------------------------------------------      ---------------------------------------------
                                                   SPECIALTY LINES                                      P&C SEGMENTS
                                     --------------------------------------------      ---------------------------------------------
                                        2003 YTD       2002 YTD         2002 FY          2003 YTD        2002 YTD         2002 FY
                                      EVALUATED AT   EVALUATED AT    EVALUATED AT      EVALUATED AT    EVALUATED AT     EVALUATED AT
                                        6/30/03        12/31/02         6/30/03          6/30/03         12/31/02         6/30/03
                                      ------------   ------------    ------------      ------------    ------------     ------------

Gross Accident Year                         64.9  %        68.1  %      69.4  %             64.2 %          71.5  %        70.2  %
     Impact of Finite Reinsurance              -              -            -                   -               -              -
     Impact of Other Reinsurance             1.4            3.6          3.1                 3.0             2.1            3.2
                                      ----------     ----------      -------             -------         -------         ------
Net Accident Year                           66.3           71.7         72.5  %             67.2            73.6           73.4  %
                                                                     =======                                             ======
     Impact of Corporate Covers                -           (1.2)                            (3.6)           (1.1)
     Impact of World Trade Center              -              -                                -             0.1
     Impact of Development                  15.1            6.6                             17.4             1.5
                                      ----------     ----------                          -------         -------
Net Calendar Year                           81.4  %        77.1  %                          81.0 %          74.1  %
                                      ==========     ==========                          =======         =======

                                     --------------------------------------------      ---------------------------------------------


                                     --------------------------------------------
                                                    P&C OPERATIONS
                                     --------------------------------------------
                                        2003 YTD       2002 YTD         2002 FY
                                      EVALUATED AT   EVALUATED AT    EVALUATED AT
                                        6/30/03        12/31/02         6/30/03
                                      ------------   ------------    ------------

Gross Accident Year                         64.5  %        72.1  %      70.8  %
     Impact of Finite Reinsurance              -              -          0.0
     Impact of Other Reinsurance             3.0            2.0          3.0
                                      ----------     ----------      -------
Net Accident Year                           67.5           74.1         73.8  %
                                                                     =======
     Impact of Corporate Covers             (3.4)          (0.4)
     Impact of World Trade Center              -              -
     Impact of Development                  18.2            0.2
                                      ----------     ----------
Net Calendar Year                           82.3  %        73.9  %
                                      ==========     ==========

                                     --------------------------------------------

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
IMPACT OF PRIOR YEAR DEVELOPMENT (1)


------------------------------------------------------------------------------------------------------------------------------------
THREE MONTHS ENDED                                    STANDARD LINES                                   SPECIALTY LINES
JUNE 30, 2003
                                   2003 RESULTS                                       2003 RESULTS
                                   BEFORE PRIOR   PREMIUM      CORPORATE              BEFORE PRIOR    PREMIUM    CORPORATE
                                       YEAR       AND LOSS     AGGREGATE      2003        YEAR        AND LOSS   AGGREGATE   2003
(In millions)                      DEVELOPMENT  DEVELOPMENT   COVERS (2)    RESULTS   DEVELOPMENT   DEVELOPMENT COVERS (2) RESULTS
------------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                   $ 1,044      $  (116)     $  (105)     $   823      $   672      $    (8)    $   -    $   664
Claim and claim adjustment
    expenses                              710          243         (180)         773          434          182         -        616
Acquisition expenses                      222            -            -          222          137            -         -        137
Underwriting expenses                     143            -            -          143           73            -         -         73
Policyholders' dividends                   11            -            -           11            -            -         -          -
                                      -------      -------      -------      -------      -------      -------     -----    -------
Underwriting (loss) income                (42)        (359)          75         (326)          28         (190)        -       (162)
                                      -------      -------      -------      -------      -------      -------     -----    -------
Net investment income (loss)              108            -          (24)          84           79            -         -         79
Other revenues                             59            -            -           59           26            -         -         26
Other expenses                             57            -            -           57           27            -         -         27
                                      -------      -------      -------      -------      -------      -------     -----    -------
Income (loss) before income tax,
    minority interest and net
    realized investment gains              68         (359)          51         (240)         106         (190)        -        (84)
Income tax (expense) benefit              (12)         126          (18)          96          (39)          67         -         28
Minority interest                           -            -            -            -           (2)           -         -         (2)
                                      -------      -------      -------      -------      -------      -------     -----    -------
Income (loss) before net realized
    investment gains                       56         (233)          33         (144)          65         (123)        -        (58)
Realized investment gains                 169            -            -          169           79            -         -         79
Income tax expense on realized
     investment gains                     (59)           -            -          (59)         (24)           -         -        (24)
                                      -------      -------      -------      -------      -------      -------     -----    -------
Income (loss) from continuing
    operations                            166         (233)          33          (34)         120         (123)        -         (3)
Cumulative effect of a change in
    accounting principle                    -            -            -            -            -            -         -          -
                                      -------      -------      -------      -------      -------      -------     -----    -------
Net income (loss)                     $   166      $  (233)     $    33      $   (34)     $   120      $  (123)    $   -    $    (3)
                                      =======      =======      =======      =======      =======      =======     =====    =======


FINANCIAL RATIOS
Loss & LAE                                                                     93.9%                                           92.7%
Acquisition expense                                                            26.9                                            20.7
Underwriting expense                                                           17.5                                            10.9
Dividends                                                                       1.3                                             0.1
                                                                             ------                                         -------
Expense ratio, including dividends                                             45.7                                            31.7
                                                                             ------                                         -------
Combined ratio                                                                139.6%                                          124.4%
                                                                             ======                                         =======
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   P&C OPERATIONS

                                                    2003 RESULTS
                                                    BEFORE PRIOR    PREMIUM    CORPORATE
                                                        YEAR        AND LOSS   AGGREGATE    2003
                                                    DEVELOPMENT   DEVELOPMENT  COVERS (2)  RESULTS
------------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                                     $1,716      $ (124)     $ (105)     $1,487
Claim and claim adjustment expenses                      1,144         425        (180)      1,389
Acquisition expenses                                       359           -           -         359
Underwriting expenses                                      216           -           -         216
Policyholders' dividends                                    11           -           -          11
                                                        ------      ------      ------      ------
Underwriting (loss) income                                 (14)       (549)         75        (488)
                                                        ------      ------      ------      ------
Net investment income (loss)                               187           -         (24)        163
Other revenues                                              85           -           -          85
Other expenses                                              84           -           -          84
                                                        ------      ------      ------      ------
Income (loss) before income tax, minority interest
    and net realized investment gains                      174        (549)         51        (324)
Income tax (expense) benefit                               (51)        193         (18)        124
Minority interest                                           (2)          -           -          (2)
                                                        ------      ------      ------      ------
Income (loss) before net realized investment gains         121        (356)         33        (202)
Realized investment gains                                  248           -           -         248
Income tax expense on realized
     investment gains                                      (83)          -           -         (83)
                                                        ------      ------      ------      ------
Income (loss) from continuing operations                   286        (356)         33         (37)
Cumulative effect of a change in accounting principle        -           -           -           -
                                                        ------      ------      ------      ------
Net income (loss)                                       $  286      $ (356)     $   33      $  (37)
                                                        ======      ======      ======      ======

FINANCIAL RATIOS
Loss & LAE                                                                                    93.4 %
Acquisition expense                                                                           24.1
Underwriting expense                                                                          14.5
Dividends                                                                                      0.8
                                                                                            ------
Expense ratio, including dividends                                                            39.4
                                                                                            ------
Combined ratio                                                                               132.8 %
                                                                                            ======
------------------------------------------------------------------------------------------------------------------------------------

(1) Total development for the Property & Casualty Segments is comprised of Premium and Loss Development and the impact of the Corporate Aggregate Covers.

(2) Pretax benefit of Aggregate Corporate Covers represents the current period ceded premiums and losses and associated interest expense. Interest expense on the funds withheld related to prior cessions to the Corporate Aggregate Covers is not presented on this schedule, but is included in the Analysis of Pretax Net Investment Income on pages 14 and 15.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
IMPACT OF PRIOR YEAR DEVELOPMENT (1)


------------------------------------------------------------------------------------------------------------------------------------
THREE MONTHS ENDED                                       CNA RE                                      TOTAL P&C SEGMENTS
JUNE 30, 2003
                                   2003 RESULTS                                       2003 RESULTS
                                   BEFORE PRIOR   PREMIUM      CORPORATE              BEFORE PRIOR    PREMIUM    CORPORATE
                                       YEAR       AND LOSS     AGGREGATE      2003        YEAR        AND LOSS   AGGREGATE   2003
(In millions)                      DEVELOPMENT  DEVELOPMENT   COVERS (2)    RESULTS   DEVELOPMENT   DEVELOPMENT COVERS (2) RESULTS
------------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                   $   136     $    12      $   (14)     $   134     $ 1,852      $  (112)    $  (119)   $ 1,621
Claim and claim adjustment
    expenses                               86          33          (24)          95       1,230          458        (204)     1,484
Acquisition expenses                       29           -            -           29         388            -           -        388
Underwriting expenses                      15           -            -           15         231            -           -        231
Policyholders' dividends                    -           -            -            -          11            -           -         11
                                      -------     -------      -------      -------     -------      -------     -------    -------
Underwriting income (loss)                  6         (21)          10           (5)         (8)        (570)         85       (493)
                                      -------     -------      -------      -------     -------      -------     -------    -------
Net investment income (loss)               25           -           (3)          22         212            -         (27)       185
Other revenues                              -           -            -            -          85            -           -         85
Other expenses                              -           -            -            -          84            -           -         84
                                      -------     -------      -------      -------     -------      -------     -------    -------
Income (loss) before income tax,
    minority interest and net
    realized investment gains              31         (21)           7           17         205         (570)         58       (307)
Income tax (expense) benefit              (10)          8           (2)          (4)        (61)         201         (20)       120
Minority interest                           -           -            -            -          (2)           -           -         (2)
                                      -------     -------      -------      -------     -------      -------     -------    -------
Income (loss) before net realized
    investment gains                       21         (13)           5           13         142         (369)         38       (189)
Realized investment gains                  33           -            -           33         281            -           -        281
Income tax expense on realized
     investment gains                     (11)          -            -          (11)        (94)           -           -        (94)
                                      -------     -------      -------      -------     -------      -------     -------    -------
Income (loss) from continuing
    operations                             43         (13)           5           35         329         (369)         38         (2)
Cumulative effect of a change in
    accounting principle                    -           -            -            -           -            -           -          -
                                      -------     -------      -------      -------     -------      -------     -------    -------
Net income (loss)                     $    43     $   (13)     $     5      $    35     $   329      $  (369)    $    38    $    (2)
                                      =======     =======      =======      =======     =======      =======     =======    =======


FINANCIAL RATIOS
Loss & LAE                                                                     71.4 %                                          91.6%
Acquisition expense                                                            21.9                                            23.9
Underwriting expense                                                           10.5                                            14.2
Dividends                                                                         -                                             0.7
                                                                            -------                                         -------
Expense ratio, including dividends                                             32.4                                            38.8
                                                                            -------                                         -------
Combined ratio                                                                103.8 %                                         130.4%
                                                                            =======                                         =======
------------------------------------------------------------------------------------------------------------------------------------

(1) Total development for the Property & Casualty Segments is comprised of Premium and Loss Development and the impact of the Corporate Aggregate Covers.

(2) Pretax benefit of Aggregate Corporate Covers represents the current period ceded premiums and losses and associated interest expense. Interest expense on the funds withheld related to prior cessions to the Corporate Aggregate Covers is not presented on this schedule, but is included in the Analysis of Pretax Net Investment Income on pages 14 and 15.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
IMPACT OF PRIOR YEAR DEVELOPMENT (1)


------------------------------------------------------------------------------------------------------------------------------------
SIX MONTHS ENDED                                     STANDARD LINES                                     SPECIALTY LINES
JUNE 30, 2003
                                   2003 RESULTS                                       2003 RESULTS
                                   BEFORE PRIOR   PREMIUM      CORPORATE              BEFORE PRIOR    PREMIUM    CORPORATE
                                       YEAR       AND LOSS     AGGREGATE      2003        YEAR        AND LOSS   AGGREGATE   2003
(In millions)                      DEVELOPMENT  DEVELOPMENT   COVERS (2)    RESULTS   DEVELOPMENT   DEVELOPMENT COVERS (2) RESULTS
------------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                  $ 2,046     $   (79)     $  (105)     $ 1,862      $ 1,273      $    15      $    -    $ 1,288
Claim and claim adjustment
    expenses                           1,414         308         (180)       1,542          844          205           -      1,049
Acquisition expenses                     420           -            -          420          265            -           -        265
Underwriting expenses                    280           -            -          280          141            -           -        141
Policyholders' dividends                  26           -            -           26            1            -           -          1
                                     -------     -------      -------      -------      -------      -------      ------    -------
Underwriting (loss) income               (94)       (387)          75         (406)          22         (190)          -       (168)
                                     -------     -------      -------      -------      -------      -------      ------    -------
Net investment income (loss)             218           -          (24)         194          149            -           -        149
Other revenues                           130           -            -          130           46            -           -         46
Other expenses                           117           -            -          117           44            -           -         44
                                     -------     -------      -------      -------      -------      -------      ------    -------
Income (loss) before income
    tax, minority interest
    and net realized investment
    gains                                137        (387)          51         (199)         173         (190)          -        (17)
Income tax (expense) benefit             (27)        135          (18)          90          (54)          64           -         10
Minority interest                          -           -            -            -           (5)           -           -         (5)
                                     -------     -------      -------      -------      -------      -------      ------    -------
Income (loss) before net realized
    investment gains                     110        (252)          33         (109)         114         (126)          -        (12)
Realized investment gains                182           -            -          182           66            -           -         66
Income tax expense on realized
     investment gains                    (64)          -            -          (64)         (22)           -           -        (22)
                                     -------     -------      -------      -------      -------      -------      ------    -------
Income (loss) from continuing
    operations                           228        (252)          33            9          158         (126)          -         32
Cumulative effect of a change in
    accounting principle                   -           -            -            -            -            -           -          -
                                     -------     -------      -------      -------      -------      -------      ------    -------
Net income (loss)                    $   228     $  (252)     $    33      $     9      $   158      $  (126)     $    -    $    32
                                     =======     =======      =======      =======      =======      =======      ======    =======


FINANCIAL RATIOS
Loss & LAE                                                                    82.8 %                                           81.4%
Acquisition expense                                                           22.5                                             20.6
Underwriting expense                                                          15.1                                             10.9
Dividends                                                                      1.4                                              0.1
                                                                           -------                                          -------
Expense ratio, including dividends                                            39.0                                             31.6
                                                                           -------                                          -------
Combined ratio                                                               121.8 %                                          113.0%
                                                                           =======                                          =======
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                     P&C OPERATIONS

                                                     2003 RESULTS
                                                     BEFORE PRIOR    PREMIUM     CORPORATE
                                                         YEAR        AND LOSS    AGGREGATE      2003
                                                     DEVELOPMENT   DEVELOPMENT   COVERS (2)    RESULTS
------------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                                     $ 3,319      $   (64)     $  (105)     $ 3,150
Claim and claim adjustment expenses                       2,258          513         (180)       2,591
Acquisition expenses                                        685            -            -          685
Underwriting expenses                                       421            -            -          421
Policyholders' dividends                                     27            -            -           27
                                                        -------      -------      -------      -------
Underwriting (loss) income                                  (72)        (577)          75         (574)
                                                        -------      -------      -------      -------
Net investment income (loss)                                367            -          (24)         343
Other revenues                                              176            -            -          176
Other expenses                                              161            -            -          161
                                                        -------      -------      -------      -------
Income (loss) before income tax, minority interest
    and net realized investment gains                       310         (577)          51         (216)
Income tax (expense) benefit                                (81)         199          (18)         100
Minority interest                                            (5)           -            -           (5)
                                                        -------      -------      -------      -------
Income (loss) before net realized investment gains          224         (378)          33         (121)
Realized investment gains                                   248            -            -          248
Income tax expense on realized
     investment gains                                       (86)           -            -          (86)
                                                        -------      -------      -------      -------
Income (loss) from continuing operations                    386         (378)          33           41
Cumulative effect of a change in accounting principle         -            -            -            -
                                                        -------      -------      -------      -------
Net income (loss)                                       $   386      $  (378)     $    33      $    41
                                                        =======      =======      =======      =======


FINANCIAL RATIOS
Loss & LAE                                                                                        82.3 %
Acquisition expense                                                                               21.7
Underwriting expense                                                                              13.3
Dividends                                                                                          0.9
                                                                                               -------
Expense ratio, including dividends                                                                35.9
                                                                                               -------
Combined ratio                                                                                   118.2 %
                                                                                               =======
------------------------------------------------------------------------------------------------------------------------------------


(1) Total development for the Property & Casualty Segments is comprised of Premium and Loss Development and the impact of the Corporate Aggregate Covers.

(2) Pretax benefit of Aggregate Corporate Covers represents the current period ceded premiums and losses and associated interest expense. Interest expense on the funds withheld related to prior cessions to the Corporate Aggregate Covers is not presented on this schedule, but is included in the Analysis of Pretax Net Investment Income on pages 14 and 15.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
IMPACT OF PRIOR YEAR DEVELOPMENT (1)


------------------------------------------------------------------------------------------------------------------------------------
SIX MONTHS ENDED                                         CNA RE                                    TOTAL P&C SEGMENTS
JUNE 30, 2003
                                    2003 RESULTS                                    2003 RESULTS
                                    BEFORE PRIOR   PREMIUM    CORPORATE             BEFORE PRIOR   PREMIUM    CORPORATE
                                        YEAR       AND LOSS   AGGREGATE    2003        YEAR       AND LOSS    AGGREGATE    2003
(In millions)                       DEVELOPMENT  DEVELOPMENT  COVERS (2)  RESULTS   DEVELOPMENT  DEVELOPMENT  COVERS (2)  RESULTS
------------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                   $   289     $    12     $   (14)    $   287     $ 3,608     $   (52)    $  (119)    $ 3,437
Claim and claim adjustment
     expenses                             183          34         (24)        193       2,441         547        (204)      2,784
Acquisition expenses                       61           -           -          61         746           -           -         746
Underwriting expenses                      27           -           -          27         448           -           -         448
Policyholders' dividends                    -           -           -           -          27           -           -          27
                                      -------     -------     -------     -------     -------     -------     -------     -------
Underwriting income (loss)                 18         (22)         10           6         (54)       (599)         85        (568)
                                      -------     -------     -------     -------     -------     -------     -------     -------
Net investment income (loss)               49           -          (3)         46         416           -         (27)        389
Other revenues                              1           -           -           1         177           -           -         177
Other expenses                              -           -           -           -         161           -           -         161
                                      -------     -------     -------     -------     -------     -------     -------     -------
Income (loss) before income
     tax, minority interest
     and net realized investment
     gains                                 68         (22)          7          53         378        (599)         58        (163)
Income tax (expense) benefit              (21)          8          (2)        (15)       (102)        207         (20)         85
Minority interest                           -           -           -           -          (5)          -           -          (5)
                                      -------     -------     -------     -------     -------     -------     -------     -------
Income (loss) before net realized
     investment gains                      47         (14)          5          38         271        (392)         38         (83)
Realized investment gains                  42           -           -          42         290           -           -         290
Income tax expense on realized
     investment gains                     (11)          -           -         (11)        (97)          -           -         (97)
                                      -------     -------     -------     -------     -------     -------     -------     -------
Income (loss) from continuing
     operations                            78         (14)          5          69         464        (392)         38         110
Cumulative effect of a change in
     accounting principle                   -           -           -           -           -           -           -           -
                                      -------     -------     -------     -------     -------     -------     -------     -------
Net income (loss)                     $    78     $   (14)    $     5     $    69     $   464     $  (392)    $    38     $   110
                                      =======     =======     =======     =======     =======     =======     =======     =======


FINANCIAL RATIOS
Loss & LAE                                                                   67.4 %                                          81.0 %
Acquisition expense                                                          21.3                                            21.7
Underwriting expense                                                          9.2                                            13.0
Dividends                                                                       -                                             0.8
                                                                          -------                                         -------
Expense ratio, including dividends                                           30.5                                            35.5
                                                                          -------                                         -------
Combined ratio                                                               97.9 %                                         116.5 %
                                                                          =======                                         =======
------------------------------------------------------------------------------------------------------------------------------------

(1) Total development for the Property & Casualty Segments is comprised of Premium and Loss Development and the impact of the Corporate Aggregate Covers.

(2) Pretax benefit of Aggregate Corporate Covers represents the current period ceded premiums and losses and associated interest expense. Interest expense on the funds withheld related to prior cessions to the Corporate Aggregate Covers is not presented on this schedule, but is included in the Analysis of Pretax Net Investment Income on pages 14 and 15.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
IMPACT OF PRIOR YEAR DEVELOPMENT (1)


------------------------------------------------------------------------------------------------------------------------------------
THREE MONTHS ENDED                                   STANDARD LINES                                 SPECIALTY LINES
JUNE 30, 2002
                                    2002 RESULTS                                    2002 RESULTS
                                    BEFORE PRIOR   PREMIUM    CORPORATE             BEFORE PRIOR   PREMIUM    CORPORATE
                                        YEAR       AND LOSS   AGGREGATE    2002        YEAR       AND LOSS    AGGREGATE    2002
(In millions)                       DEVELOPMENT  DEVELOPMENT  COVERS (2)  RESULTS   DEVELOPMENT  DEVELOPMENT  COVERS (2)  RESULTS
------------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                   $ 1,034     $    (2)    $     -    $ 1,032     $   539     $    (4)     $       -    $   535
Claim and claim adjustment
     expenses                             775          30           -        805         381          (4)             -        377
Acquisition expenses                      186           -           -        186         109           -              -        109
Underwriting expenses                     121           -           -        121          63           -              -         63
Policyholders' dividends                   15           -           -         15           1           -              -          1
                                      -------     -------     -------    -------     -------     -------     ----------    -------
Underwriting loss                         (63)        (32)          -        (95)        (15)          -              -        (15)
                                      -------     -------     -------    -------     -------     -------     ----------    -------
Net investment income                     134           -           -        134          75           -              -         75
Other revenues                             80           -           -         80          33           -              -         33
Other expenses                             70           -           -         70          25           -              -         25
                                      -------     -------     -------    -------     -------     -------     ----------    -------
Income (loss) before income
     tax, minority interest
     and net realized investment
     losses                                81         (32)          -         49          68           -              -         68
Income tax (expense) benefit              (20)         11           -         (9)        (23)          -              -        (23)
Minority interest                           -           -           -          -          (5)          -              -         (5)
                                      -------     -------     -------    -------     -------     -------     ----------    -------
Income (loss) before net realized
     investment losses                     61         (21)          -         40          40           -              -         40
Realized investment losses                (31)          -           -        (31)        (26)          -              -        (26)
Income tax benefit on realized
     investment losses                     10           -           -         10           9           -              -          9
                                      -------     -------     -------    -------     -------     -------     ----------    -------
Income (loss) from continuing
     operations                            40         (21)          -         19          23           -              -         23
Cumulative effect of a change in
     accounting principle                   -           -           -          -           -           -              -          -
                                      -------     -------     -------    -------     -------     -------     ----------    -------
Net income (loss)                     $    40     $   (21)    $     -    $    19     $    23     $     -      $       -    $    23
                                      =======     =======     =======    =======     =======     =======     ==========    =======


FINANCIAL RATIOS
Loss & LAE                                                                  78.1 %                                            70.3 %
Acquisition expense                                                         18.0                                              20.3
Underwriting expense                                                        11.7                                              12.1
Dividends                                                                    1.5                                               0.1
                                                                         -------                                           -------
Expense ratio, including dividends                                          31.2                                              32.5
                                                                         -------                                           -------
Combined ratio                                                             109.3 %                                           102.8 %
                                                                         =======                                           =======
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                     P&C OPERATIONS

                                                       2002 RESULTS
                                                       BEFORE PRIOR    PREMIUM      CORPORATE
                                                          YEAR         AND LOSS     AGGREGATE       2002
                                                       DEVELOPMENT   DEVELOPMENT    COVERS (2)     RESULTS
------------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                                      $ 1,573       $    (6)      $      -      $ 1,567
Claim and claim adjustment expenses                        1,156            26              -        1,182
Acquisition expenses                                         295             -              -          295
Underwriting expenses                                        184             -              -          184
Policyholders' dividends                                      16             -              -           16
                                                         -------       -------       --------      -------
Underwriting loss                                            (78)          (32)             -         (110)
                                                         -------       -------       --------      -------
Net investment income                                        209             -              -          209
Other revenues                                               113             -              -          113
Other expenses                                                95             -              -           95
                                                         -------       -------       --------      -------
Income (loss) before income tax, minority interest
    and net realized investment losses                       149           (32)             -          117
Income tax (expense) benefit                                 (43)           11              -          (32)
Minority interest                                             (5)            -              -           (5)
                                                         -------       -------       --------      -------
Income (loss) before net realized investment losses          101           (21)             -           80
Realized investment losses                                   (57)            -              -          (57)
Income tax benefit on realized
     investment losses                                        19             -              -           19
                                                         -------       -------       --------      -------
Income (loss) from continuing operations                      63           (21)             -           42
Cumulative effect of a change in accounting principle          -             -              -            -
                                                         -------       -------       --------      -------
Net income (loss)                                        $    63       $   (21)      $      -      $    42
                                                         =======       =======       ========      =======


FINANCIAL RATIOS
Loss & LAE                                                                                            75.5 %
Acquisition expense                                                                                   18.8
Underwriting expense                                                                                  11.8
Dividends                                                                                              1.0
                                                                                                   -------
Expense ratio, including dividends                                                                    31.6
                                                                                                   -------
Combined ratio                                                                                       107.1 %
                                                                                                   =======
------------------------------------------------------------------------------------------------------------------------------------

(1) Total development for the Property & Casualty Segments is comprised of Premium and Loss Development and the impact of the Corporate Aggregate Covers.

(2) Pretax benefit of Aggregate Corporate Covers represents the current period ceded premiums and losses and associated interest expense. Interest expense on the funds withheld related to prior cessions to the Corporate Aggregate Covers is not presented on this schedule, but is included in the Analysis of Pretax Net Investment Income on pages 14 and 15.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
IMPACT OF PRIOR YEAR DEVELOPMENT (1)


------------------------------------------------------------------------------------------------------------------------------------
THREE MONTHS ENDED                                       CNA RE                                    TOTAL P&C SEGMENTS
JUNE 30, 2002
                                    2002 RESULTS                                    2002 RESULTS
                                    BEFORE PRIOR   PREMIUM    CORPORATE             BEFORE PRIOR   PREMIUM    CORPORATE
                                        YEAR       AND LOSS   AGGREGATE    2002        YEAR       AND LOSS    AGGREGATE      2002
(In millions)                       DEVELOPMENT  DEVELOPMENT  COVERS (2)  RESULTS   DEVELOPMENT  DEVELOPMENT  COVERS (2)    RESULTS
------------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                   $   160      $     8      $  -      $   168     $ 1,733      $     2     $       -    $ 1,735
Claim and claim adjustment
    expenses                              113           25         -          138       1,269           51             -      1,320
Acquisition expenses                       31            -         -           31         326            -             -        326
Underwriting expenses                      14            -         -           14         198            -             -        198
Policyholders' dividends                    -            -         -            -          16            -             -         16
                                      -------      -------      ----      -------     -------      -------     ---------    -------
Underwriting income (loss)                  2          (17)        -          (15)        (76)         (49)            -       (125)
                                      -------      -------      ----      -------     -------      -------     ---------    -------
Net investment income                      48            -         -           48         257            -             -        257
Other revenues                              -            -         -            -         113            -             -        113
Other expenses                              -            -         -            -          95            -             -         95
                                      -------      -------      ----      -------     -------      -------     ---------    -------
Income (loss) before income
    tax, minority interest
    and net realized investment
    losses                                 50          (17)        -           33         199          (49)            -        150
Income tax (expense) benefit               (3)          (6)        -           (9)        (46)           5             -        (41)
Minority interest                           -            -         -            -          (5)           -             -         (5)
                                      -------      -------      ----      -------     -------      -------     ---------    -------
Income (loss) before net realized
    investment losses                      47          (23)        -           24         148          (44)            -        104
Realized investment losses                 (6)           -         -           (6)        (63)           -             -        (63)
Income tax benefit on realized
    investment losses                       2            -         -            2          21            -             -         21
                                      -------      -------      ----      -------     -------      -------     ---------    -------
Income (loss) from continuing
    operations                             43          (23)        -           20         106          (44)            -         62
Cumulative effect of a change in
    accounting principle                    -            -         -            -           -            -             -          -
                                      -------      -------      ----      -------     -------      -------     ---------    -------
Net income (loss)                     $    43      $   (23)     $  -      $    20     $   106      $   (44)    $       -    $    62
                                      =======      =======      ====      =======     =======      =======     =========    =======


FINANCIAL RATIOS
Loss & LAE                                                                   81.6 %                                            76.0%
Acquisition expense                                                          18.2                                              18.7
Underwriting expense                                                          9.1                                              11.6
Dividends                                                                       -                                               0.9
                                                                          -------                                           -------
Expense ratio, including dividends                                           27.3                                              31.2
                                                                          -------                                           -------
Combined ratio                                                              108.9 %                                           107.2%
                                                                          =======                                           =======
------------------------------------------------------------------------------------------------------------------------------------

(1) Total development for the Property & Casualty Segments is comprised of Premium and Loss Development and the impact of the Corporate Aggregate Covers.

(2) Pretax benefit of Aggregate Corporate Covers represents the current period ceded premiums and losses and associated interest expense. Interest expense on the funds withheld related to prior cessions to the Corporate Aggregate Covers is not presented on this schedule, but is included in the Analysis of Pretax Net Investment Income on pages 14 and 15.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
IMPACT OF PRIOR YEAR DEVELOPMENT (1)


------------------------------------------------------------------------------------------------------------------------------------
SIX MONTHS ENDED                                      STANDARD LINES                                SPECIALTY LINES
JUNE 30, 2002
                                    2002 RESULTS                                    2002 RESULTS
                                    BEFORE PRIOR   PREMIUM    CORPORATE             BEFORE PRIOR   PREMIUM    CORPORATE
                                        YEAR       AND LOSS   AGGREGATE    2002        YEAR       AND LOSS    AGGREGATE    2002
(In millions)                       DEVELOPMENT  DEVELOPMENT  COVERS (2)  RESULTS   DEVELOPMENT  DEVELOPMENT  COVERS (2)  RESULTS
------------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                   $ 2,052     $    (4)     $   -     $ 2,048      $ 1,053     $   (10)     $     -    $ 1,043
Claim and claim adjustment
    expenses                            1,560          29          -       1,589          747          (8)           -        739
Acquisition expenses                      385           -          -         385          211           -            -        211
Underwriting expenses                     247           -          -         247          126           -            -        126
Policyholders' dividends                   31           -          -          31            2           -            -          2
                                      -------     -------      -----     -------      -------     -------      -------    -------
Underwriting loss                        (171)        (33)         -        (204)         (33)         (2)           -        (35)
                                      -------     -------      -----     -------      -------     -------      -------    -------
Net investment income                     237           -          -         237          135           -            -        135
Other revenues                            163           -          -         163           87           -            -         87
Other expenses                            141           -          -         141           56           -            -         56
                                      -------     -------      -----     -------      -------     -------      -------    -------
Income (loss) before income
    tax, minority interest
    and net realized investment
    losses                                 88         (33)         -          55          133          (2)           -        131
Income tax (expense) benefit              (17)         12          -          (5)         (48)          1            -        (47)
Minority interest                           -           -          -           -          (10)          -            -        (10)
                                      -------     -------      -----     -------      -------     -------      -------    -------
Income (loss) before net realized
    investment losses                      71         (21)         -          50           75          (1)           -         74
Realized investment losses                (24)          -          -         (24)         (31)          -            -        (31)
Income tax benefit on realized
    investment losses                       8           -          -           8           10           -            -         10
                                      -------     -------      -----     -------      -------     -------      -------    -------
Income (loss) from continuing
    operations                             55         (21)         -          34           54          (1)           -         53
Cumulative effect of a change in
    accounting principle                    -           -          -           -          (48)          -            -        (48)
                                      -------     -------      -----     -------      -------     -------      -------    -------
Net income (loss)                     $    55     $   (21)     $   -     $    34      $     6     $    (1)     $     -    $     5
                                      =======     =======      =====     =======      =======     =======      =======    =======


FINANCIAL RATIOS
Loss & LAE                                                                   77.6 %                                           70.8 %
Acquisition expense                                                          18.8                                             20.2
Underwriting expense                                                         12.1                                             12.2
Dividends                                                                     1.5                                              0.1
                                                                         --------                                          -------
Expense ratio, including dividends                                           32.4                                             32.5
                                                                         --------                                          -------
Combined ratio                                                              110.0 %                                          103.3 %
                                                                         ========                                          =======
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                     P&C OPERATIONS

                                                       2002 RESULTS
                                                       BEFORE PRIOR   PREMIUM    CORPORATE
                                                           YEAR       AND LOSS   AGGREGATE    2002
                                                       DEVELOPMENT  DEVELOPMENT  COVERS (2)  RESULTS
------------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                                      $ 3,105     $   (14)    $      -    $ 3,091
Claim and claim adjustment expenses                        2,307          21            -      2,328
Acquisition expenses                                         596           -            -        596
Underwriting expenses                                        373           -            -        373
Policyholders' dividends                                      33           -            -         33
                                                         -------     -------     --------    -------
Underwriting loss                                           (204)        (35)           -       (239)
                                                         -------     -------     --------    -------
Net investment income                                        372           -            -        372
Other revenues                                               250           -            -        250
Other expenses                                               197           -            -        197
                                                         -------     -------     --------    -------
Income (loss) before income tax, minority interest
    and net realized investment losses                       221         (35)           -        186
Income tax (expense) benefit                                 (65)         13            -        (52)
Minority interest                                            (10)          -            -        (10)
                                                         -------     -------     --------    -------
Income (loss) before net realized investment losses          146         (22)           -        124
Realized investment losses                                   (55)          -            -        (55)
Income tax benefit on realized
     investment losses                                        18           -            -         18
                                                         -------     -------     --------    -------
Income (loss) from continuing operations                     109         (22)           -         87
Cumulative effect of a change in accounting principle        (48)          -            -        (48)
                                                         -------     -------     --------    -------
Net income (loss)                                        $    61     $   (22)    $      -    $    39
                                                         =======     =======     ========    =======


FINANCIAL RATIOS
Loss & LAE                                                                                      75.3 %
Acquisition expense                                                                             19.3
Underwriting expense                                                                            12.0
Dividends                                                                                        1.1
                                                                                             -------
Expense ratio, including dividends                                                              32.4
                                                                                             -------
Combined ratio                                                                                 107.7 %
                                                                                             =======

------------------------------------------------------------------------------------------------------------------------------------

(1) Total development for the Property & Casualty Segments is comprised of Premium and Loss Development and the impact of the Corporate Aggregate Covers.

(2) Pretax benefit of Aggregate Corporate Covers represents the current period ceded premiums and losses and associated interest expense. Interest expense on the funds withheld related to prior cessions to the Corporate Aggregate Covers is not presented on this schedule, but is included in the Analysis of Pretax Net Investment Income on pages 14 and 15.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
IMPACT OF PRIOR YEAR DEVELOPMENT (1)


------------------------------------------------------------------------------------------------------------------------------------
SIX MONTHS ENDED                                         CNA RE                                    TOTAL P&C SEGMENTS
JUNE 30, 2002
                                    2002 RESULTS                                    2002 RESULTS
                                    BEFORE PRIOR   PREMIUM    CORPORATE             BEFORE PRIOR   PREMIUM    CORPORATE
                                        YEAR       AND LOSS   AGGREGATE    2002        YEAR       AND LOSS    AGGREGATE    2002
(In millions)                       DEVELOPMENT  DEVELOPMENT  COVERS (2)  RESULTS   DEVELOPMENT  DEVELOPMENT  COVERS (2)  RESULTS
------------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                   $   288     $    78     $   (61)    $   305     $ 3,393     $    64     $   (61)    $ 3,396
Claim and claim adjustment
    expenses                              202          85         (93)        194       2,509         106         (93)      2,522
Acquisition expenses                       69           -           -          69         665           -           -         665
Underwriting expenses                      32           -           -          32         405           -           -         405
Policyholders' dividends                    -           -           -           -          33           -           -          33
                                      -------     -------     -------     -------     -------     -------     -------     -------
Underwriting (loss) income                (15)         (7)         32          10        (219)        (42)         32        (229)
                                      -------     -------     -------     -------     -------     -------     -------     -------
Net investment income (loss)               86           -          (5)         81         458           -          (5)        453
Other revenues                              1           -           -           1         251           -           -         251
Other expenses                              -           -           -           -         197           -           -         197
                                      -------     -------     -------     -------     -------     -------     -------     -------
Income (loss) before income tax,
    minority interest and net
    realized investment gains
    (losses)                               72          (7)         27          92         293         (42)         27         278
Income tax (expense) benefit              (21)          2          (9)        (28)        (86)         15          (9)        (80)
Minority interest                           -           -           -           -         (10)          -           -         (10)
                                      -------     -------     -------     -------     -------     -------     -------     -------
Income (loss) before net realized
    investment gains (losses)              51          (5)         18          64         197         (27)         18         188
Realized investment gains (losses)          3           -           -           3         (52)          -           -         (52)
Income tax benefit on realized
     investment gains (losses)              1           -           -           1          19           -           -          19
                                      -------     -------     -------     -------     -------     -------     -------     -------
Income (loss) from continuing
    operations                             55          (5)         18          68         164         (27)         18         155
Cumulative effect of a change in
    accounting principle                    -           -           -           -         (48)          -           -         (48)
                                      -------     -------     -------     -------     -------     -------     -------     -------
Net income (loss)                     $    55     $    (5)    $    18     $    68     $   116     $   (27)    $    18     $   107
                                      =======     =======     =======     =======     =======     =======     =======     =======


FINANCIAL RATIOS
Loss & LAE                                                                   63.6 %                                          74.3 %
Acquisition expense                                                          22.6                                            19.6
Underwriting expense                                                         10.5                                            11.9
Dividends                                                                       -                                             1.0
                                                                          -------                                         -------
Expense ratio, including dividends                                           33.1                                            32.5
                                                                          -------                                         -------
Combined ratio                                                               96.7 %                                         106.8 %
                                                                          =======                                         =======
------------------------------------------------------------------------------------------------------------------------------------

(1) Total development for the Property & Casualty Segments is comprised of Premium and Loss Development and the impact of the Corporate Aggregate Covers.

(2) Pretax benefit of Aggregate Corporate Covers represents the current period ceded premiums and losses and associated interest expense. Interest expense on the funds withheld related to prior cessions to the Corporate Aggregate Covers is not presented on this schedule, but is included in the Analysis of Pretax Net Investment Income on pages 14 and 15.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY AND CASUALTY BUSINESS
SUMMARY OF DEVELOPMENT
BY SEGMENT AND LINE OF BUSINESS


------------------------------------------------------------------------------------------------------------------------------------
THREE MONTHS ENDED                                                                    ACCIDENT YEAR
JUNE 30
(In millions)                                           2002         2001           2000         1999         1998 & P       TOTAL
------------------------------------------------------------------------------------------------------------------------------------
BY SEGMENT
   Standard Lines (1)                                  $   5         $ (51)        $ (51)        $ (95)        $(102)        $(294)
   Specialty Lines                                       (24)          (21)          (29)          (52)          (64)         (190)
   CNA Re                                                 12           (18)          (13)           10            (3)          (12)
   Corporate & Other                                       -             -             -             1            (8)           (7)
                                                       -----         -----         -----         -----         -----         -----
   Total                                               $  (7)        $ (90)        $ (93)        $(136)        $(177)        $(503)
                                                       =====         =====         =====         =====         =====         =====


BY LINE OF BUSINESS
   Commercial Automobile Liability                     $  27         $ (32)        $   5         $ (30)        $   7         $ (23)
   Workers Compensation (1)                               11           (12)          (51)          (85)          (94)         (231)
   Commercial Multiple-Peril                              (2)            5             9           (19)          (16)          (23)
   Medical Malpractice                                     3           (10)            4           (12)            9            (6)
   Special Liability                                       2             1            (7)            4           (10)          (10)
   Other Liability                                       (63)          (23)          (38)           45            41           (38)
   Special Property                                        -            (8)            2            (1)          (77)          (84)
   Fidelity/Surety                                        (2)            1             9           (19)            4            (7)
   Reinsurance A, B, C                                    15           (11)          (20)          (13)          (28)          (57)
   Products Liability                                     (1)           (1)           (9)           (8)          (12)          (31)
   Other                                                   3             -             3             2            (1)            7
                                                       -----         -----         -----         -----         -----         -----
   Total                                               $  (7)        $ (90)        $ (93)        $(136)        $(177)        $(503)
                                                       =====         =====         =====         =====         =====         =====


Total development before corporate cover impact        $  (7)        $(126)        $(142)        $(136)        $(177)        $(588)
                                                       =====         =====         =====         =====         =====         =====

------------------------------------------------------------------------------------------------------------------------------------

(1)      Includes $10 million of interest accretion.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
GROSS LOSS AND ALAE RATIOS
BY SEGMENT AND LINE OF BUSINESS
CCC, CIC AND GALWAY

------------------------------------------------------------------------------------------------------------------------------
JUNE 30, 2003                                                               ACCIDENT YEAR

                                          2003       2002       2001      2000        1999       1998       1997       1996
------------------------------------------------------------------------------------------------------------------------------
BY SEGMENT
   Standard Lines                          59 %       66 %       87 %       90 %      105 %       90 %       78 %       72 %
   Specialty Lines                         64         69        112        100         97         89         86         74
   CNA Re                                  61         63        166         81        117        122         87         80
   P&C Segments                            61         67        100         92        104         92         80         73
   Corporate & Other                       77         68         67         84         73         79         58         72
   Total                                   64 %       67 %       92 %       90 %       98 %       89 %       76 %       73 %


BY LINE OF BUSINESS
   Commercial Automobile Liability         62 %       73 %       94 %       99 %      101 %       93 %       89 %       74 %
   Workers Compensation                    64         69         83         85        103         89         72         63
   Commercial Multiple-Peril               61         67         77         88        103         85         75         79
   Medical Malpractice                     63         68         94        120        129        115        129        117
   Special Liability                       60         60        156         95         97         71         78         75
   Other Liability                         67         73         89        104        126        124         88         71
   Special Property                        45         56         91         59         65         75         59         76
   Auto Physical Damage                    63         55         64         75         69         67         62         65
   Reinsurance A, B and C                  60         68        228         87        125        110         68         72
   Other                                   75         70         80         94         72         69         63         71
   Total                                   64 %       67 %       92 %       90 %       98 %       89 %       76 %       73 %

------------------------------------------------------------------------------------------------------------------------------

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
NET LOSS AND ALAE RATIOS
BY SEGMENT AND LINE OF BUSINESS
CCC, CIC AND GALWAY


------------------------------------------------------------------------------------------------------------------------------
JUNE 30, 2003                                                               ACCIDENT YEAR

                                          2003       2002       2001      2000        1999       1998       1997       1996
------------------------------------------------------------------------------------------------------------------------------
BY SEGMENT
   Standard Lines                          62 %       68 %       61 %       76 %       90 %       89 %       77 %       73 %
   Specialty Lines                         67         74         84         98        105         97         84         77
   CNA Re                                  65         66         91         82        115        126         92         86
   P&C Segments                            63         69         69         82         96         94         80         75
   Corporate & Other (1)                  N/A        N/A        N/A        N/A         77         79         67         71
   Total                                   63 %       69 %       69 %       81 %       93 %       91 %       77 %       74 %


BY LINE OF BUSINESS
   Commercial Automobile Liability         64 %       70 %       85 %       85 %       96 %       96 %       92 %       80 %
   Workers Compensation                    65         70         39         65         91         90         72         63
   Commercial Multiple-Peril               63         70         67         81         95         87         80         81
   Medical Malpractice                     61         66         90        124        145        125        134        120
   Special Liability                       58         63         70         89         81         69         76         62
   Other Liability                         69         75         63         88        106        115         86         75
   Special Property                        46         53        112         63         60         76         64         81
   Auto Physical Damage                    53         54         68         71         70         73         64         66
   Reinsurance A, B and C                  65         73        175         91        128        113         74         80
   Other                                   56         61         98        107         81         74         62         70
   Total                                   63 %       69 %       69 %       81 %       93 %       91 %       77 %       74 %

------------------------------------------------------------------------------------------------------------------------------

(1)      Ratios subsequent to 1999 are not meaningful.